                                                                          (a)(2)

                               AMENDMENT NO. 1 TO
                    AMENDED AND RESTATED DECLARATION OF TRUST
                               OF ING MUTUAL FUNDS

      THIS AMENDMENT NO. 37 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF ING MUTUAL FUNDS is made as of September 2, 2004, by the undersigned, constituting a majority of the Trustees of ING Mutual Funds (the "Trust").

      WHEREAS, the Amended and Restated Declaration of Trust ("Declaration of Trust") adopted as of June 3, 2004, designated certain Series of Interests of the Trust; and

      WHEREAS, pursuant to Section 9.03 of the Declaration of Trust, the Board of Trustees have authorized an amendment to the Declaration of Trust to create one additional series of Interests of the Trust to be known as follows:

            ING Global Real Estate Fund Class I

      NOW, THEREFORE, the Board of Trustees hereby amends the Declaration of Trust as follows:

      The second sentence of Section 8.08 of the Declaration of Trust is hereby amended and restated to read in full as follows:

"Without limiting the authority of the Trustees set forth in this Section 8.08 to establish and designate any further series, the Trustees hereby establish and designate [thirty-eight (38)] series, as follows:

            ING Emerging Countries Fund Class A
            ING Emerging Countries Fund Class B
            ING Emerging Countries Fund Class C

            ING Emerging Countries Fund Class Q
            ING Foreign Fund Class A
            ING Foreign Fund Class B
            ING Foreign Fund Class C
            ING Foreign Fund Class I
            ING Foreign Fund Class Q
            ING Global Equity Dividend Fund Class A
            ING Global Equity Dividend Fund Class B
            ING Global Equity Dividend Fund Class C
            ING Global Real Estate Fund Class A
            ING Global Real Estate Fund Class B
            ING Global Real Estate Fund Class C
            ING Global Real Estate Fund Class I

            ING International Fund Class A
            ING International Fund Class B
            ING International Fund Class C
            ING International Fund Class I
            ING International Fund Class Q
            ING International SmallCap Growth Fund Class A
            ING International SmallCap Growth Fund Class B
            ING International SmallCap Growth Fund Class C
            ING International SmallCap Growth Fund Class Q
            ING Precious Metals Fund Class A
            ING Precious Metals Fund Class B
            ING Precious Metals Fund Class C
            ING Precious Metals Fund Class Q
            ING Russia Fund Class A
            ING Russia Fund Class B
            ING Russia Fund Class C
            ING Russia Fund Class Q
            ING Worldwide Growth Fund Class A
            ING Worldwide Growth Fund Class B
            ING Worldwide Growth Fund Class C
            ING Worldwide Growth Fund Class Q

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

/s/ Paul S. Doherty                          /s/ David W.C. Putnam
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Paul S. Doherty, as Trustee                  David W.C. Putnam, as Trustee

                                             /s/ Blaine E. Rieke
-------------------------------              -------------------------------
J. Michael Earley, as Trustee                Blaine E. Rieke, as Trustee

/s/ R. Barbara Gitenstein                    /s/ John G. Turner
-------------------------------              -------------------------------
R. Barbara Gitenstein, as Trustee            John G. Turner, as Trustee

/s/ Walter H. May                            /s/ Roger B. Vincent
-------------------------------              -------------------------------
Walter H. May, as Trustee                    Roger B. Vincent, as Trustee

/s/ Thomas J. McInerney                      /s/ Richard A. Wedemeyer
-------------------------------              -------------------------------
Thomas J. McInerney, as Trustee              Richard A. Wedemeyer, as Trustee

/s/ Jock Patton
-------------------------------
Jock Patton, as Trustee